UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 31, 2016

CHINA BIOLOGIC PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China

(Address of Principal Executive Offices)

86-10-6598-3111

Registrant's telephone number, including area code

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2016, Guizhou Taibang Biological Products Co., Ltd. (“Guizhou Taibang”), a wholly-owned subsidiary of China Biologic Products, Inc. (the “Company”), and Guiyang Dalin Biotechnology Co., Ltd. (“Guiyang Dalin”), a majority shareholder of Guizhou Taibang, entered into an agreement with Guizhou Jie’an Company (“Jie’an”) and Shenzhen Yigong Shengda Technology Co., Ltd. (“Yigong Shengda”), two minority interest holders of Guizhou Taibang. Pursuant to this agreement, Jie’an and Yigong Shengda agreed to withdraw all of their capital contribution in Guizhou Taibang for an aggregate consideration of RMB415.0 million (approximately US$62.6 million). On August 1, 2016, Guizhou Taibang paid the first installment of RMB90.0 million (approximately US$13.6 million) to Jie’an and Yigong Shengda. As part of the capital withdrawal plan, Jie'an and Yigong Shengda also had the obligation to terminate all of their claims against Guizhou Taibang. Jie’an’s and Yigong Shengda’s obligations under this agreement are guaranteed by a third-party company pursuant to a guarantee agreement dated July 31, 2016. The consummation of the transactions contemplated under these agreements is subject to the completion of the requisite legal and administrative procedures. There can be no assurance that the parties will be able to complete such procedures within the timeframe prescribed under these agreements.

These agreements were prepared and executed in Chinese. The foregoing summary of these agreements is qualified in its entirety by reference to the summary English translations thereof, which are included as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 4, 2016, the Company issued a press release announcing its unaudited financial results for its second quarter ended June 30, 2016. A copy of the press release, which the Company is furnishing to the Securities and Exchange Commission, is attached as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective retrospectively May 11, 2016, the Company entered into a second amended and restated employment agreement (the “2016 Employment Agreement”) dated August 4, 2016 with Mr. David (Xiaoying) Gao, the Company’s Chief Executive Officer, to renew Mr. Gao’s employment agreement with the Company (the “2014 Employment Agreement”) dated May 11, 2014, which expired on May 11, 2016. The 2016 Employment Agreement has substantially similar terms to the 2014 Employment Agreement, including without limitation, Mr. Gao’s position as the Company’s Chief Executive Officer and his base salary per annum. The 2016 Employment Agreement has a term of one year and allows for an automatic renewal of another year if the parties do not notify each other of their intention to terminate the Employment Agreement by April 11, 2017, in which case the Employment Agreement will expire on May 11, 2018. The description of the terms of the 2016 Employment Agreement herein is qualified in its entirety by the provisions of the employment agreement filed as Exhibit 10.3 to this Current Report on Form 8-K.

On August 4, 2016, the Company’s board of directors (the “Board”), acting upon the recommendation of the compensation committee of the Board (the “Compensation Committee”), approved and authorized the issuance of an aggregate of up to 514,000 shares of restricted stock under the 2008 Equity Incentive Plan to employees of the Company, including:

•	150,000 shares of the Company’s restricted stock to Mr. David (Xiaoying) Gao, Chief Executive Officer and Chairman of the Board;

•	45,000 shares of the Company’s restricted stock to Mr. Ming Yang, Chief Financial Officer;

•	30,000 shares of the Company’s restricted stock to Mr. Ming Yin, Senior Corporate Vice President;

•	30,000 shares of the Company’s restricted stock to Mr. Gang Yang, Corporate Vice President and the General Manager of Guizhou Taibang Biological Products Co., Ltd., a majority-owned subsidiary of the Company;

•	7,500 shares of the Company’s restricted stock to Ms. Zhijing Liu, Corporate Vice President;

•	an aggregate of up to 156,900 shares of the Company’s restricted stock to other employees; and

•	an aggregate of up to 94,600 shares of the Company’s restricted stock (the “CEO Award”) to employees to be identified with extraordinary performance in 2016 (the “CEO Award Grantees”), in the sole discretion of Chief Executive Officer.

The restricted stock granted to each of the employees will vest annually over a 4-year period in four equal portions, with the first portion vesting on the one year anniversary of the grant date.

Additionally, the Board, acting upon the recommendation of the Compensation Committee, approved and authorized the issuance of an aggregate of 47,000 shares of the Company’s restricted stock to non-executive directors, of which 6,000 shares of the Company’s restricted stock to Mr. Wenfang Liu, 9,000 shares of the Company’s restricted stock to Mr. Yungang Lu, 10,000 shares of the Company’s restricted stock to Mr. Sean Shao, 6,000 shares of the Company’s restricted stock to Mr. Zhijun Tong, 6,000 shares of the Company’s restricted stock to Mr. Albert (Wai Keung) Yeung, 5,000 shares of the Company’s restricted stock to Mr. Joseph Chow and 5,000 shares of the Company’s restricted stock to Mr. David Hui Li. The restricted stock granted to each of the non-executive directors will vest annually over a 2-year period in two equal portions, with the first portion vesting on the one year anniversary of the grant date.

The Company entered into a restricted stock grant agreement with each of the aforementioned grantees other than the CEO Award Grantees on August 4, 2016. The Company will enter into a restricted stock grant agreement with each of the CEO Award Grantees as and when authorized by Chief Executive Officer.

There is no family relationship between any directors or executive officers of the Company named above. In addition, there has been no transaction, nor is there any currently proposed transaction, between the Company and any of the directors or executive officers of the Company named above that would require disclosure under Item 404(a) of Regulation S-K.

ITEM 7.01 REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
10.1	Summary English translation of settlement agreement dated July 31, 2016 (incorporated by reference to Exhibit 10.1 of the Quarterly Report on Form 10-Q filed by the Company on August 4, 2016)
10.2	Summary English translation of guarantee agreement dated July 31, 2016 (incorporated by reference to Exhibit 10.2 of the Quarterly Report on Form 10-Q filed by the Company on August 4, 2016)
10.3

Second amended and restated employment agreement between the Company and David (Xiaoying) Gao dated August 4, 2016 (incorporated by reference to Exhibit 10.4 of the Quarterly Report on Form 10-Q filed by the Company on August 4, 2016)

99.1	Press Release issued by the Company dated August 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2016	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ David (Xiaoying) Gao
David (Xiaoying) Gao
Chief Executive Officer